Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., October 20, 2022 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2022.
For the quarter ended September 30, 2022, net income was $166 million, or $1.53 per share, on revenues of $1.833 billion. Net income for the prior year’s third quarter was $171 million, or $1.53 per share, on revenues of $1.713 billion.
For the nine months ended September 30, 2022, net income was $510 million, or $4.65 per share, on revenues of $5.511 billion. For the nine months ended September 30, 2021, net income was $431 million, or $3.85 per share, on revenues of $4.692 billion.
“We are pleased to report third-quarter year-over-year revenue growth of 7 percent (10 percent adjusted for currency) over and above the very strong growth of 44 percent in the same quarter last year,” said M. Keith Waddell, president and chief executive officer of Robert Half. “Permanent placement led the way, growing 17 percent (20 percent adjusted for currency), and Protiviti revenues reached new all-time highs. Return on invested capital for the Company was 45 percent in the third quarter.
“We are proud to have received several new accolades this quarter. We were named by FORTUNE as one of the Best Workplaces for Women and by Forbes as one of the World’s Best Employers. The Robert Half Mobile App has been recognized for its excellence in innovation, receiving five awards in recent months — including a Gold Stevie. None of this recognition would be possible without the dedication and commitment of our employees across the globe,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 800-289-0438 (+1-323-794-2423 outside the United States and Canada). The confirmation code to access the call is 8819341.
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT on October 20 and ending at 8 p.m. EST on November 17. To access the replay, visit www.webcasts.com/RobertHalfQ32022. The conference call also will be archived in audio format on the Company’s website at www.roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects opportunities at great companies with highly skilled job seekers. The Company offers contract and permanent placement talent solutions for finance and accounting, technology, marketing and creative, legal, and administrative and customer support roles.
Named to FORTUNE’s “World’s Most Admired Companies®,” the Bloomberg Gender-Equality Index and Forbes’ list of America’s Best Employers for Diversity, Robert Half is the parent company of Protiviti, a global consulting firm that provides internal audit, risk, business and technology consulting solutions.
Robert Half has operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(Unaudited)		(Unaudited)

Service revenues	$1,833,455	$1,712,566	$5,511,116	$4,691,527
Costs of services	1,045,846	987,239	3,136,114	2,739,618

Gross margin	787,609	725,327	2,375,002	1,951,909

Selling, general and administrative expenses	548,579	495,576	1,572,167	1,406,731
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	15,335	1,759	110,958	(38,039)
Amortization of intangible assets	417	572	1,250	1,724
Interest income, net	(2,346)	(238)	(3,230)	(145)

Income before income taxes	225,624	227,658	693,857	581,638
Provision for income taxes	59,418	56,787	183,591	150,956

Net income	$166,206	$170,871	$510,266	$430,682

Diluted net income per share	$1.53	$1.53	$4.65	$3.85

Shares:
Basic	107,855	110,176	108,630	110,816
Diluted	108,618	111,490	109,630	111,954

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Nine Months Ended September 30,
	2022	2021
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$34,769	$40,536
Capitalized cloud computing implementation costs	$29,697	$23,735
Capital expenditures	$48,637	$24,797
Open market repurchases of common stock (shares)	2,493	2,254

	September 30,
	2022	2021
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$593,348	$633,719
Accounts receivable, net	$1,101,305	$1,005,633
Total assets	$2,910,585	$2,931,718
Total current liabilities	$1,234,249	$1,341,602
Total stockholders’ equity	$1,490,917	$1,316,043

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

The Company completed a multiyear process to unify its family of Robert Half endorsed divisional brands to one single specialized brand, Robert Half. This simplifies the Company’s go-to-market brand structure for clients and candidates and provides leverage for greater brand awareness and allows future flexibility to expand the Company’s existing practice groups without the need for new brands. The Company’s financial disclosures for contract talent solutions (formerly temporary and consultant staffing) are based on functional specialization rather than the previously branded divisions. The functional specializations are: finance and accounting, administrative and customer support, and technology. Finance and accounting combines the former Accountemps and Robert Half Management Resources, administrative and customer support was previously OfficeTeam, and technology was formerly Robert Half Technology. Protiviti and permanent placement talent solutions continue to be reported separately. What was previously referred to as staffing operations is now referred to as talent solutions. There is no change to the underlying business operations or organization.
The Company’s presentation of service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues from services provided to Protiviti in connection with the Company’s blended business solutions. This is how the Company measures and manages these businesses internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2020				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
SERVICE REVENUES:
Finance and accounting	$701,762	$496,573	$506,515	$552,116	$600,387	$663,892	$732,365	$768,204	$801,690	$810,910	$805,229
Administrative and customer support	239,979	136,299	173,685	214,985	220,467	263,192	279,370	295,872	284,906	274,141	250,531
Technology	196,652	162,028	161,007	175,730	172,239	194,233	215,500	213,414	213,327	218,190	216,735
Elimination of intersegment revenues	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)	(143,036)	(172,534)	(161,004)	(144,200)	(137,548)	(132,745)
Total contract talent solutions	1,092,120	753,386	781,391	850,438	889,275	978,281	1,054,701	1,116,486	1,155,723	1,165,693	1,139,750
Permanent placement talent solutions	120,489	71,030	87,203	91,387	111,703	143,640	156,444	158,133	186,782	200,096	182,329
Protiviti	294,082	283,910	321,303	362,261	397,402	458,660	501,421	495,298	472,329	497,038	511,376
Total service revenues	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380	$1,580,581	$1,712,566	$1,769,917	$1,814,834	$1,862,827	$1,833,455

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; segment income; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin; adjusted selling, general and administrative expenses; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s functional specializations and segments on both a reported basis and also on an as adjusted basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
In order to calculate constant currency revenue growth rates, as reported amounts are retranslated using foreign currency exchange rates from the prior year’s comparable period. Management then calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates same billing day revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based upon the per billing day amounts. The term “as adjusted” means that the impact of different billing days and currency fluctuations are removed from the revenue growth rate calculation.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Quarter Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Gross Margin
Contract talent solutions	$449,579	$421,419	$449,579	$421,419	39.4%	40.0%	39.4%	40.0%	$1,376,293	$1,154,420	$1,376,293	$1,154,420	39.8%	39.5%	39.8%	39.5%
Permanent placement talent solutions	182,034	156,170	182,034	156,170	99.8%	99.8%	99.8%	99.8%	568,147	411,122	568,147	411,122	99.8%	99.8%	99.8%	99.8%
Protiviti	155,996	147,738	153,296	147,461	30.5%	29.5%	30.0%	29.4%	430,562	386,367	412,603	391,932	29.1%	28.5%	27.9%	28.9%
Total	$787,609	$725,327	$784,909	$725,050	43.0%	42.4%	42.8%	42.3%	$2,375,002	$1,951,909	$2,357,043	$1,957,474	43.1%	41.6%	42.8%	41.7%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the quarters ended September 30, 2022 and 2021:

	Quarter Ended September 30, 2022								Quarter Ended September 30, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$449,579	39.4%	$182,034	99.8%	$155,996	30.5%	$787,609	43.0%	$421,419	40.0%	$156,170	99.8%	$147,738	29.5%	$725,327	42.4%
Adjustments (1)	—	—	—	—	(2,700)	(0.5%)	(2,700)	(0.2%)	—	—	—	—	(277)	(0.1%)	(277)	(0.1%)
As Adjusted	$449,579	39.4%	$182,034	99.8%	$153,296	30.0%	$784,909	42.8%	$421,419	40.0%	$156,170	99.8%	$147,461	29.4%	$725,050	42.3%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the nine months ended September 30, 2022 and 2021:

	Nine Months Ended September 30, 2022								Nine Months Ended September 30, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,376,293	39.8%	$568,147	99.8%	$430,562	29.1%	$2,375,002	43.1%	$1,154,420	39.5%	$411,122	99.8%	$386,367	28.5%	$1,951,909	41.6%
Adjustments (1)	—	—	—	—	(17,959)	(1.2%)	(17,959)	(0.3%)	—	—	—	—	5,565	0.4%	5,565	0.1%
As Adjusted	$1,376,293	39.8%	$568,147	99.8%	$412,603	27.9%	$2,357,043	42.8%	$1,154,420	39.5%	$411,122	99.8%	$391,932	28.9%	$1,957,474	41.7%
(1)Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Quarter Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Selling, General and Administrative Expenses
Contract talent solutions	$318,462	$310,112	$329,531	$311,409	27.9%	29.4%	28.9%	29.5%	$907,886	$903,739	$989,432	$874,723	26.2%	30.9%	28.6%	29.9%
Permanent placement talent solutions	148,290	124,955	149,856	125,140	81.3%	79.9%	82.2%	80.0%	450,437	335,316	461,890	331,858	79.1%	81.4%	81.1%	80.6%
Protiviti	81,827	60,509	81,827	60,509	16.0%	12.1%	16.0%	12.1%	213,844	167,676	213,844	167,676	14.4%	12.4%	14.4%	12.4%
Total	$548,579	$495,576	$561,214	$497,058	29.9%	28.9%	30.6%	29.0%	$1,572,167	$1,406,731	$1,665,166	$1,374,257	28.5%	30.0%	30.2%	29.3%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the quarters ended September 30, 2022 and 2021:

	Quarter Ended September 30, 2022								Quarter Ended September 30, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$318,462	27.9%	$148,290	81.3%	$81,827	16.0%	$548,579	29.9%	$310,112	29.4%	$124,955	79.9%	$60,509	12.1%	$495,576	28.9%
Adjustments (1)	11,069	1.0%	1,566	0.9%	—	—	12,635	0.7%	1,297	0.1%	185	0.1%	—	—	1,482	0.1%
As Adjusted	$329,531	28.9%	$149,856	82.2%	$81,827	16.0%	$561,214	30.6%	$311,409	29.5%	$125,140	80.0%	$60,509	12.1%	$497,058	29.0%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the nine months ended September 30, 2022 and 2021:

	Nine Months Ended September 30, 2022								Nine Months Ended September 30, 2021
	Contract talent solutions		Permanent placement talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$907,886	26.2%	$450,437	79.1%	$213,844	14.4%	$1,572,167	28.5%	$903,739	30.9%	$335,316	81.4%	$167,676	12.4%	$1,406,731	30.0%
Adjustments (1)	81,546	2.4%	11,453	2.0%	—	—	92,999	1.7%	(29,016)	(1.0%)	(3,458)	(0.8%)	—	—	(32,474)	(0.7%)
As Adjusted	$989,432	28.6%	$461,890	81.1%	$213,844	14.4%	$1,665,166	30.2%	$874,723	29.9%	$331,858	80.6%	$167,676	12.4%	$1,374,257	29.3%
(1)Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

	Quarter Ended September 30,				Relationships				Nine Months Ended September 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Segment Income
Contract talent solutions	$131,117	$111,307	$120,048	$110,010	11.5%	10.6%	10.5%	10.4%	$468,407	$250,681	$386,861	$279,697	13.5%	8.6%	11.2%	9.6%
Permanent placement talent solutions	33,744	31,215	32,178	31,030	18.5%	20.0%	17.6%	19.8%	117,710	75,806	106,257	79,264	20.7%	18.4%	18.7%	19.2%
Protiviti	74,169	87,229	71,469	86,952	14.5%	17.4%	14.0%	17.3%	216,718	218,691	198,759	224,256	14.6%	16.1%	13.4%	16.5%
Total	$239,030	$229,751	$223,695	$227,992	13.0%	13.4%	12.2%	13.3%	$802,835	$545,178	$691,877	$583,217	14.6%	11.6%	12.6%	12.4%
The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the quarters and nine months ended September 30, 2022 and 2021:

	Quarter Ended September 30,				Nine Months Ended September 30,
	2022	% of Revenue	2021	% of Revenue	2022	% of Revenue	2021	% of Revenue
Income before income taxes	$225,624	12.3%	$227,658	13.3%	$693,857	12.6%	$581,638	12.4%
Interest income, net	(2,346)	(0.1%)	(238)	0.0%	(3,230)	0.0%	(145)	0.0%
Amortization of intangible assets	417	0.0%	572	0.0%	1,250	0.0%	1,724	0.0%
Combined segment income	$223,695	12.2%	$227,992	13.3%	$691,877	12.6%	$583,217	12.4%

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2021			2022			2021			2022
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Finance and accounting	33.7	44.6	39.1	33.5	22.1	9.9	31.0	43.5	39.8	34.6	24.4	12.8
Administrative and customer support	93.1	60.8	37.6	29.2	4.2	-10.3	89.5	60.0	38.4	30.5	6.3	-7.8
Technology	19.9	33.8	21.4	23.9	12.3	0.6	17.9	33.1	21.8	24.6	13.9	2.5
Elimination of intersegment revenues (1)	244.5	188.4	74.3	38.9	-3.8	-23.1	240.9	187.5	75.1	40.1	-1.9	-20.8
Total contract talent solutions	29.9	35.0	31.3	30.0	19.2	8.1	27.2	34.0	31.9	31.0	21.3	10.7
Permanent placement talent solutions	102.2	79.4	73.0	67.2	39.3	16.5	96.9	77.7	73.8	68.8	42.6	20.3
Total talent solutions	36.1	39.4	35.3	34.1	21.7	9.2	33.2	38.4	36.0	35.2	24.0	12.0
Protiviti	61.6	56.1	36.7	18.9	8.4	2.0	58.8	55.1	37.4	20.0	10.8	4.8
Total	42.6	43.9	35.7	29.8	17.9	7.1	39.7	42.9	36.3	30.9	20.2	9.9

United States
Contract talent solutions	27.5	35.5	33.4	33.4	22.7	11.3	27.7	35.5	33.6	33.4	22.7	11.3
Permanent placement talent solutions	109.3	85.1	78.6	78.3	44.3	22.4	109.6	85.1	78.9	78.3	44.3	22.4
Total talent solutions	33.6	40.0	37.2	37.8	25.2	12.6	33.8	40.0	37.4	37.8	25.2	12.6
Protiviti	62.6	53.7	31.7	17.0	8.3	4.1	62.8	53.7	31.9	17.0	8.3	4.1
Total	41.1	43.8	35.6	31.7	20.2	10.0	41.3	43.8	35.8	31.7	20.2	10.0

International
Contract talent solutions	38.6	33.0	24.0	18.5	7.0	-3.2	25.1	29.1	26.3	23.5	16.6	8.7
Permanent placement talent solutions	87.8	67.3	61.9	44.7	28.0	2.9	70.5	62.1	64.0	50.0	39.0	15.4
Total talent solutions	44.8	37.7	29.2	22.5	10.5	-2.2	30.9	33.7	31.6	27.5	20.3	9.8
Protiviti	57.6	65.9	58.3	26.2	8.6	-6.3	43.5	61.4	61.2	32.3	20.6	7.3
Total	48.0	44.3	36.2	23.4	10.0	-3.3	33.9	40.1	38.6	28.7	20.4	9.1
(1) Service revenues for finance and accounting, administrative and customer support and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 11-13.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Finance and accounting
As Reported	33.7	44.6	39.1	33.5	22.1	9.9
Billing Days Impact	-0.4	-0.3	0.3	-0.2	0.0	0.2
Currency Impact	-2.3	-0.8	0.4	1.3	2.3	2.7
As Adjusted	31.0	43.5	39.8	34.6	24.4	12.8
Administrative and customer support
As Reported	93.1	60.8	37.6	29.2	4.2	-10.3
Billing Days Impact	0.0	-0.2	0.1	-0.2	0.0	0.1
Currency Impact	-3.6	-0.6	0.7	1.5	2.1	2.4
As Adjusted	89.5	60.0	38.4	30.5	6.3	-7.8
Technology
As Reported	19.9	33.8	21.4	23.9	12.3	0.6
Billing Days Impact	0.0	-0.1	0.1	-0.2	0.0	0.1
Currency Impact	-2.0	-0.6	0.3	0.9	1.6	1.8
As Adjusted	17.9	33.1	21.8	24.6	13.9	2.5
Elimination of intersegment revenues
As Reported	244.5	188.4	74.3	38.9	-3.8	-23.1
Billing Days Impact	0.0	-0.4	0.1	-0.2	0.0	0.2
Currency Impact	-3.6	-0.5	0.7	1.4	1.9	2.1
As Adjusted	240.9	187.5	75.1	40.1	-1.9	-20.8
Total contract talent solutions
As Reported	29.9	35.0	31.3	30.0	19.2	8.1
Billing Days Impact	0.0	-0.2	0.1	-0.2	0.0	0.1
Currency Impact	-2.7	-0.8	0.5	1.2	2.1	2.5
As Adjusted	27.2	34.0	31.9	31.0	21.3	10.7
Permanent placement talent solutions
As Reported	102.2	79.4	73.0	67.2	39.3	16.5
Billing Days Impact	0.0	-0.2	0.1	-0.3	0.0	0.2
Currency Impact	-5.3	-1.5	0.7	1.9	3.3	3.6
As Adjusted	96.9	77.7	73.8	68.8	42.6	20.3
Total talent solutions
As Reported	36.1	39.4	35.3	34.1	21.7	9.2
Billing Days Impact	0.0	-0.2	0.2	-0.2	0.0	0.1
Currency Impact	-2.9	-0.8	0.5	1.3	2.3	2.7
As Adjusted	33.2	38.4	36.0	35.2	24.0	12.0
Protiviti
As Reported	61.6	56.1	36.7	18.9	8.4	2.0
Billing Days Impact	0.0	-0.3	0.2	-0.2	0.0	0.2
Currency Impact	-2.8	-0.7	0.5	1.3	2.4	2.6
As Adjusted	58.8	55.1	37.4	20.0	10.8	4.8
Total
As Reported	42.6	43.9	35.7	29.8	17.9	7.1
Billing Days Impact	0.0	-0.2	0.1	-0.2	0.0	0.2
Currency Impact	-2.9	-0.8	0.5	1.3	2.3	2.6
As Adjusted	39.7	42.9	36.3	30.9	20.2	9.9

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Contract talent solutions
As Reported	27.5	35.5	33.4	33.4	22.7	11.3
Billing Days Impact	0.2	0.0	0.2	0.0	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	27.7	35.5	33.6	33.4	22.7	11.3

Permanent placement talent solutions
As Reported	109.3	85.1	78.6	78.3	44.3	22.4
Billing Days Impact	0.3	0.0	0.3	0.0	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	109.6	85.1	78.9	78.3	44.3	22.4

Total talent solutions
As Reported	33.6	40.0	37.2	37.8	25.2	12.6
Billing Days Impact	0.2	0.0	0.2	0.0	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	33.8	40.0	37.4	37.8	25.2	12.6

Protiviti
As Reported	62.6	53.7	31.7	17.0	8.3	4.1
Billing Days Impact	0.2	0.0	0.2	0.0	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	62.8	53.7	31.9	17.0	8.3	4.1

Total
As Reported	41.1	43.8	35.6	31.7	20.2	10.0
Billing Days Impact	0.2	0.0	0.2	0.0	0.0	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	41.3	43.8	35.8	31.7	20.2	10.0

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Contract talent solutions
As Reported	38.6	33.0	24.0	18.5	7.0	-3.2
Billing Days Impact	-0.8	-0.5	0.1	-0.4	0.2	0.5
Currency Impact	-12.7	-3.4	2.2	5.4	9.4	11.4
As Adjusted	25.1	29.1	26.3	23.5	16.6	8.7

Permanent placement talent solutions
As Reported	87.8	67.3	61.9	44.7	28.0	2.9
Billing Days Impact	-1.1	-0.6	0.1	-0.5	0.2	0.6
Currency Impact	-16.2	-4.6	2.0	5.8	10.8	11.9
As Adjusted	70.5	62.1	64.0	50.0	39.0	15.4

Total talent solutions
As Reported	44.8	37.7	29.2	22.5	10.5	-2.2
Billing Days Impact	-0.8	-0.5	0.2	-0.4	0.1	0.5
Currency Impact	-13.1	-3.5	2.2	5.4	9.7	11.5
As Adjusted	30.9	33.7	31.6	27.5	20.3	9.8

Protiviti
As Reported	57.6	65.9	58.3	26.2	8.6	-6.3
Billing Days Impact	-0.8	-0.7	0.1	-0.5	0.2	0.5
Currency Impact	-13.3	-3.8	2.8	6.6	11.8	13.1
As Adjusted	43.5	61.4	61.2	32.3	20.6	7.3

Total
As Reported	48.0	44.3	36.2	23.4	10.0	-3.3
Billing Days Impact	-0.9	-0.6	0.1	-0.4	0.2	0.5
Currency Impact	-13.2	-3.6	2.3	5.7	10.2	11.9
As Adjusted	33.9	40.1	38.6	28.7	20.4	9.1